Exhibit 10.2

ARTICLES OF AMENDMENT

OF

PEAKSTONE REALTY TRUST

PEAKSTONE REALTY TRUST, a Maryland real estate investment trust (the “Trust”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST:            The Declaration of Trust of the Trust (the “Declaration of Trust”) is hereby amended by striking out Section 6.1 of Article VI of the Declaration of Trust in its entirety and inserting in lieu thereof the following new Section 6.1:

Section 6.1.  Authorized Shares.  Effective as of the listing of a class of Common Shares for trading on a national securities exchange and the automatic conversion of each share of all classes of Common Shares, other than Class E Common Shares, into shares of Class E Common Shares upon such listing and pursuant to Section 6.2.4 of the Declaration of Trust, the Trust has authority to issue 1,000,000,000 Shares, of which (i) 800,000,000 Shares shall be designated as common shares of beneficial interest, $0.001 par value per share (“Common Shares”), of which 0 Common Shares shall be designated as Class T Common Shares (the “Class T Common Shares”), 0 Common Shares shall be designated as Class S Common Shares (the “Class S Common Shares”), 0 Common Shares shall be designated as Class D Common Shares (the “Class D Common Shares”), 0 Common Shares shall be designated as Class I Common Shares (the “Class I Common Shares”), 800,000,000 Common Shares shall be designated as Class E Common Shares (the “Class E Common Shares”, shall be referred to as the “Common Shares” ), 0 Common Shares shall be designated as Class A Common Shares (the “Class A Common Shares”), 0 Common Shares shall be designated as Class AA Common Shares (the “Class AA Common Shares”), and 0 Common Shares shall be designated as Class AAA Common Shares (the “Class AAA Common Shares”), and (ii) 200,000,000 Shares shall be designated as preferred shares of beneficial interest, $0.001 par value per share (“Preferred Shares”), of which 0 of such Preferred Shares shall be designated as Series A Cumulative Perpetual Convertible Preferred Shares of Beneficial Interest (the “Series A Preferred Shares”). The aggregate par value of all authorized Shares having par value is $1,000,000.  The board of trustees, without any action by the Shareholders of the Trust, may amend the Declaration of Trust from time to time to increase or decrease the aggregate number of Shares or the number of Shares of any class or series that the Trust has the authority to issue.  If shares of one class of Shares are classified or reclassified into shares of another class of Shares pursuant to this Article VI, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, as the case may be, so that the aggregate number of Shares of all classes that the Trust has authority to issue shall not be more than the total number of Shares set forth in the first sentence of this Section 6.1.

SECOND:      Prior to the effectiveness of the amendment contained in this Articles of Amendment, the Trust had authority to issue 1,000,000,000 Shares, of which (i) 800,000,000 Shares was designated as common shares of beneficial interest, $0.001 par value per share (“Common Shares”), of which 60,000,000 Common Shares were designated as Class T Common Shares (the “Class T Common Shares”), 60,000,000 Common Shares were designated as Class S Common Shares (the “Class S Common Shares”), 60,000,000 Common Share were designated as Class D Common Shares (the “Class D Common Shares”), 60,000,000 Common Shares were designated as Class I Common Shares (the “Class I Common Shares”), 440,000,000 Common Shares were designated as Class E Common Shares (the “Class E Common Shares”), 40,000,000 Common Shares were designated as Class A Common Shares (the “Class A Common Shares”), 75,000,000 Common Shares were designated as Class AA Common Shares (the “Class AA Common Shares”), and 5,000,000 Common Shares were designated as Class AAA Common Shares (the “Class AAA Common Shares”), and (ii) 200,000,000 Shares were designated as preferred shares of beneficial interest, $0.001 par value per share (“Preferred Shares”), of which 10,000,000 of such Preferred Shares were designated as Series A Cumulative Perpetual Convertible Preferred Shares of Beneficial Interest (the “Series A Preferred Shares”).

THIRD:          The board of trustees of the Trust, by a unanimous written consent, adopted and approved these Articles of Amendment by the vote required under Maryland law and the Declaration of Trust and bylaws of the Trust. The foregoing amendments set forth above are limited to changes expressly authorized by Section 8-501(e)(2) of the Corporations and Associations Article of the Annotated Code of Maryland to be made without action by the shareholders of the Trust.

FOURTH:       These Articles of Amendment shall become effective at 9:25 a.m. Eastern Time on April 13, 2023 (the “Effective Time”).

FIFTH:           The undersigned Chief Financial Officer and Treasurer of the Trust acknowledges these Articles of Amendment to be the act of the Trust and, as to all matters or facts required to be verified under oath, the undersigned Chief Financial Officer and Treasurer of the Trust acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the Trust has caused this amendment to be signed in its name and on its behalf by its Chief Financial Officer and Treasurer and attested to by its General Counsel, Chief Administrative Officer and Secretary on this 11 day of April, 2023.

ATTEST:			PEAKSTONE REALTY TRUST

By:	/s/ Nina Momtazee Sitzer		By:	/s/ Javier F. Bitar
	Name:	Nina Momtazee Sitzer		Name:	Javier F. Bitar
	Title:	General Counsel, Chief Administrative Officer and Secretary		Title:	Chief Financial Officer and Treasurer